UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2022

SALONA GLOBAL MEDICAL DEVICE CORP.
(Exact name of registrant as specified in its charter)

British Columbia	333-255642	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3330 Caminito Daniella
 Del Mar, California, United States 92014
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (800) 760-6826

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 13, 2022, Salona Global Medical Device Corporation (the "Company") issued a press release announcing operating and financial highlights for the third quarter ended November 30, 2021.  In this press release, the Company also provided information about its conference call intended to take place January 18, 2022 at 4:45 pm. EST at which time the Company intends to provide a business update and discuss its third quarter ended November 30, 2021.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.

The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into the filings of the Company  under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Richard Mejia

On January 12, 2022 Richard Mejia resigned as Interim Chief Financial Officer.

Appointment of Melissa Polesky-Meyrowitz, CPA

On January 12, 2022, the Company appointed Melissa Polesky-Meyrowitz, CPA as its Chief Financial Officer, effective immediately.  Ms. Polesky-Meyrowitz is a certified public accountant (CPA) and received her BBA in accounting from Hofstra University. She has over ten years' experience in accounting and taxation.  She was previously an International Tax Services Supervisor at RSM, LLP and a US Tax Compliance and Advisory Manager at Richter LLP located in Toronto, Canada.  From September 20, 2021 until January 12, 2022 Ms. Polesky-Meyrowitz was the Company's senior controller.

In connection with her appointment, the Company and Ms. Polesky-Meyrowitz have agreed that Ms. Polesky-Meyrowitz will be employed on an at-will basis and receive $14,500 monthly as compensation.  Additionally, pursuant to the Company's 2021 Stock Option Plan, Ms. Polesky-Meyrowitz has been granted options to acquire up to an aggregate of 150,000 shares of the Company's common shares at an exercise price exercise price equal to the closing price of the common shares of the Corporation on the TSX Venture Exchange on the second trading day after the Company files its Quarterly Report on Form 10-Q for the period ended November 30, 2021.  The options will be subject to a TSXV Venture Exchange four-month hold and will expire five years from the date of grant.

There are no related-party transactions in which Ms. Polesky-Meyrowitz or any of her immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release of Salona Global Medical Device Corporation dated January 13, 2022.
	104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALONA GLOBAL MEDICAL DEVICE CORPORATION

Date: January 13, 2022	By:	/s/ Leslie Cross
Name: Leslie Cross
Title: Chairman of the Board and Interim Chief Executive Officer